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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 2, 2006

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                 000-51027                    33-0459135
         ----------                 ---------                    ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On August 2, 2006, our board of directors amended our bylaws to increase the authorized number of directors from seven to eight. The board also determined at that time to elect Brian Rayhill to fill the vacancy created by the increase in the authorized number of directors. Mr. Rayhill is an attorney in the state of New York, where he is engaged in the private practice of law.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On August 2, 2006, our board of directors amended our bylaws to increase the authorized number of directors from seven to eight.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. One exhibit is filed with this report:

          EXHIBIT NUMBER            DESCRIPTION
          --------------            -----------
               3.2                  Bylaws


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                CONSUMER PORTFOLIO SERVICES, INC.


Dated: August 8, 2006           By: /s/ JEFFREY P. FRITZ
                                ------------------------------------
                                Jeffrey P. Fritz
                                Sr. Vice President and Chief
                                Financial Officer
                                Signing on behalf of the registrant
                                and as principal financial officer


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                                  EXHIBIT INDEX

          EXHIBIT NUMBER            DESCRIPTION
          --------------            -----------
               3.2                  Bylaws